Exhibit 10.4

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT dated as of and with effect from the April 30, 2002

AMONG:

               BARRINGTON SCIENCES INTERNATIONAL CORPORATION, a company incorporated pursuant to the federal laws of Canada and having its registered office at Suite 1260 - 1188 West Georgia Street, Vancouver, British Columbia, V6E 4A2

               (hereinafter referred to as "Barrington")

AND:

               ABP DIAGNOSTICS LIMITED, a company incorporated pursuant to the laws of England and having its registered office at Keats House, Barnes Croft, Hilderstone, Staffordshire, England ST158XU

               (hereinafter referred to as ABP)

AND:

               The parties whose names and addresses are set out in Schedule "1" herein.

               (hereinafter referred to collectively as the "Shareholders")

WHEREAS:

A.   Barrington is a company incorporated under the laws of Canada.

B.   ABP is involved in the diagnostic tests business (the "Business").

C. The Shareholders are the registered and beneficial owners of all of the issued and outstanding shares in the capital of ABP (the "ABP Shares").

D. Barrington and ABP have entered into a letter of intent dated March 18, 2002 relating to the acquisition by Barrington of the ABP Shares, in consideration for the issuance by Barrington of an aggregate of 3,450,000 common shares without par value in the capital of Barrington (the "Barrington Shares") at a deemed price of Cdn 0.25 per Barrington Share, with the effect that ABP will thereafter be a wholly owned subsidiary of Barrington.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the covenants and agreements herein contained, the parties hereto covenant and agree with each other as follows:


                                    ARTICLE 1
                                    SCHEDULES
                                    ---------

1.1. The following are the Schedules attached to and incorporated in this Agreement by reference and deemed to be part hereof:

                    Schedule Number    Title

                    (1)                Shareholders and ABP Shares

                    (2)                Financial Statements of ABP

                    (3)                Material Contracts of ABP

                    (4)                Encumbrances of ABP

                    (5)                Closing Debts


                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

In this Agreement:

2.1. " Financial Statements" means the financial statements of ABP for its most recently completed financial year ended October 31, 2001 attached as
     Schedule 2.

2.2. "Closing Date" May 31, 2002

2.3. "Financial Statements" means, collectively, the Audited Financial Statements and the Interim Financial Statements.

2.4. "Interim Financial Statements" means the unaudited financial statements of ABP, prepared by management for the period ending April 30, 2002 attached hereto as Schedule 3.

2.5. "Principal Shareholder" means Dr AEJ Reynolds, whose address is set out in
     Schedule 1 herein.

2.6. "Material Change" means, if used in relation to a ABP or Barrington, a change in its business, operations, assets or ownership that would reasonably be expected to have a significant effect on the value of its capital or assets, and includes a decision to implement that change made by its directors, or by senior management party who believe that confirmation by the directors is probable.

2.7. "Time of Closing" means 10:00 a.m. (Vancouver Time) on the Closing Date.

2.8. "Premises" means the land and buildings described in the Lease which are occupied by ABP to carry on the Business, and having a civic address of Eagle Court, Concord Business Park, Threapwood Road, Manchester M22 0RR;

                                   ARTICLE 3
                               Purchase OF SHARES
                               ------------------

3.1.      Purchased Shares and Consideration

Subject to the terms and conditions of this Agreement and based on the warranties and representations herein contained, on the Closing Date:

          (a) the Shareholders will sell, assign and transfer to Barrington, and Barrington will purchase from the Shareholders all (but not less than all) of the ABP Shares (the "Acquisition");

          (b) in consideration for the purchase of the ABP Shares, Barrington will issue the Barrington Shares to the Shareholders on a pro rata basis; and

          (c) the deemed price of the Barrington Shares shall be $ 0.25 per Barrington Share.

3.7       Final Closing Date

In the event that the transactions contemplated by this Agreement do not complete on the Closing Date, this Agreement will terminate and be of no further force and effect, unless an extension to the Closing Date is otherwise agreed to in writing by all the parties.


                                   ARTICLE 4
      REPRESENTATIONS AND WARRANTIES OF ABP AND THE PRINCIPAL SHAREHOLDERS
      --------------------------------------------------------------------

4.1 In order to induce Barrington to enter into and consummate the transactions contemplated herein, ABP and the Principal Shareholders each jointly and severally represent and warrant to and covenant with Barrington as follows:

     (a) ABP is a company incorporated pursuant to the laws of England, is not a reporting company and is a valid and subsisting company in good standing.

     (b) The memorandum and articles of each of ABP and the registers of members, registers of directors, and the minutes of members and directors meetings of ABP contained in their respective minute records, copies of which have been delivered to Barrington, are accurate and complete and document all material occurrences and actions of ABP since incorporation, and all meetings of directors and shareholders have, since incorporation, been duly held.

     (c) As far as the Shareholders are aware ABP holds all permits, licenses, consents and authorities issued by any federal, provincial or municipal governmental authority, or any subdivision thereof, which are necessary in connection with the conduct and operation of the Business (including without limitation all corporate and business laws of England) and the ownership or leasing of its assets and ABP is not in breach of or in default under any term or condition of any thereof.

     (d) As far as the Shareholders are aware ABP is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it, and neither the Premises nor its use violates any zoning or other by-law, law, ordinance or regulation applicable to it and ABP has not received any notice of any impending or intended rezoning of the Premises;

     (e) ABP has good and marketable title to all of its assets subject to the encumbrances, terms and conditions described in Schedule 4.

     (f) As far as the Shareholders are aware neither the Business nor any of the assets infringe any registered patents, trademarks or copyrights of any third parties.

                   The present directors and officers of ABP are:

                   Dr AEJ Reynolds
                   Mr SJ Reynolds
                   Mr JE Heaps
                   Mr PA Rushton

     (g) ABP has an authorized share capital of 1,150,000 shares with a par value of(pound)0.10 each.

          and having the special rights and restrictions as set forth on the Memorandum of ABP dated 3rd February 2000.

          As of the date of this Agreement 1,150,000 Common shares of ABP have been issued and are outstanding to the Shareholders in the denominations set out in Schedule 1 hereto (the "ABP Shares"), which shares are the only securities issued and outstanding in the capital of ABP. None of the other classes of shares of ABP have been issued.

     (h) Other than as disclosed in this Agreement, no person, firm or corporation has any agreement or option or any right capable of becoming an agreement for the purchase of any shares from treasury in the capital of ABP or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares in the capital of ABP.

     (i) ABP has the corporate power to carry out the transactions contemplated herein.

     (j) The documents and information to be delivered to Barrington and its advisors by ABP or the Principal Shareholders pursuant to this Agreement shall be accurate and complete and, without restricting the generality of the foregoing, the Audited Financial Statements and the Interim Financial Statements have been prepared in accordance with generally accepted accounting principles in England, applied on a basis consistent with those of previous years and fairly represent the financial position and the corporate affairs of ABP.

     (k) All accounts receivable of ABP recorded in the books of the ABP are bona fide, good and collectible save and except for any immaterial errors and omissions without set-off or counterclaim.

     (l) Save and except for any immaterial errors and omissions, there are no liabilities, contingent or otherwise, of ABP which are not disclosed or reflected in this Agreement and the documents attached as Schedules thereto, and ABP has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation other than as disclosed herein. There are no liabilities of any other party capable of creating a lien or charge on any of the assets of ABP.

     (m) Except for the payment of salaries, bonuses, sales commission and reimbursement for out-of-pocket expenses in the ordinary course pursuant to agreements or arrangements entered into prior to the date of this Agreement, ABP is not indebted to the Shareholders or any affiliate, director or officer of ABP except as shown on the Financial Statements.

     (n) Since the date of the Interim Financial Statements, save and except as disclosed herein:

          (i) no dividends or other distribution of any shares in the capital of ABP have been made, declared or authorized;

          (ii) no payments of any kind have been made or authorized to or on behalf of the Shareholders or to or on behalf of officers, directors or shareholders of ABP, other than the usual salaries and consulting fees payable to such persons which have been disclosed to Barrington;

          (iii) ABP has not experienced any Material Change or any other material adverse change in circumstances materially affecting its right or capacity to carry on business in any jurisdiction, and ABP has not waived or surrendered any right of material value;

          (iv) ABP has not discharged or satisfied or paid any lien or encumbrance or obligation or liability;

          (v)   the business of ABP has been carried on in the ordinary course;
                and

          (vi)  no capital expenditures have been authorized or made.

     (o) No change will occur in the constating documents or articles of ABP from the date of this Agreement to the Closing Date.

     (p) Schedule 4 contains a true and complete list and description of all of material contracts of ABP, which list shall remain true and complete up to the Closing Date.

     (q) ABP has not entered into any contracts, agreements, collective agreements, pensions plans, profit sharing plans, bonus plans, group insurance or similar plans, undertakings or arrangements whether oral, written or implied except as set out in Schedule 4, other than immaterial trade contracts and commitments entered into in the ordinary course of business.

     (r) There is no basis for and there are no actions, suits, judgments, investigations, arbitration or proceedings in progress, outstanding, pending or, to the knowledge of the Principal Shareholders, threatened against or relating to ABP or affecting the Business, Premises or the ABP Shares at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency.

     (s) ABP is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees of any jurisdiction to which it is subject or which apply to it which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of ABP or which could result in any material liability to ABP.

     (t) ABP has not experienced nor is it or the Principal Shareholders aware of any occurrence or event which had, or might reasonably be expected to have, a materially adverse effect on the results of the Business.

     (u) Neither the Shareholders nor any officer, director or employee of any of ABP is now indebted or under obligation to ABP on any account whatsoever.

     (v) All tax returns, elections and reports of ABP required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct. All taxes and other government charges have been paid and there will be no taxes or government charges in respect of the period ending on the Closing Date.

     (w) All material transactions of ABP have been promptly and properly recorded or filed in or with its respective books and records. The record books of ABP contain all records of the meetings and proceedings of shareholders and directors thereof.

     (x) the Principal Shareholders are not aware of any contingent liabilities or any grounds which would prompt a reassessment under the Income Tax Act (Canada) of ABP, including aggressive treatment of income and expenses in filing tax returns;

     (y) The execution and delivery of this Agreement and the completion of the transactions contemplated hereby will not cause or otherwise result in any tax liability to ABP or relating to the ABP Shares other than capital gains taxes (if any) payable by the Shareholders;

     (z) ABP maintains insurance against loss or damage to its property and with respect to public liability as is in accordance with prudent business practice;

     (aa) There are no material contractual obligations or commitments of ABP, which have not been disclosed to Barrington, and ABP and the Principal Shareholders have no information or knowledge of facts pertaining to ABP, which, if known to Barrington, might reasonably be expected to deter ABP from completing the transactions contemplated in this Agreement.

     (bb) The performance of this Agreement will not be in violation of the Memorandum or Articles of ABP or of any agreement to which the Shareholders or ABP is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by ABP and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the assets of ABP or the ABP Shares or the violation of any law or regulation of England or any order or decree of any court or tribunal to which the Shareholders or ABP is subject which could materially affect ABP or prevent the due and valid transfer of the ABP Shares as provided herein.

     (cc) ABP does not own, directly or indirectly, any shares or interests in any other company or firm other than 100% of the issued shares of Fluid Seperation Limited (company registered in England Number 4389947 30% of whose shares are held on a bare trust for the benefit of former loan note holders of ABP).

     (dd) This Agreement has been duly executed and delivered by the Principal Shareholders and by ABP and is a valid and binding obligation of the Principal Shareholders and ABP enforceable in accordance with its terms.

     (ee) ABP has never owned any real property and the Premises are leased to ABP from Regus Limited (the "Landlord"), a company which is at arm's length to ABP and the Shareholders, and a true and complete copy of such lease has been or will be provided to the Purchaser and such lease will be in good standing on the Closing Date.

4.2 All statements contained in a certificate or other instrument delivered by or on behalf of ABP or the Principal Shareholders pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by ABP and the Principal Shareholders hereunder.

4.3 The representations and warranties of ABP and the Principal Shareholders contained in this Agreement shall survive the Closing and, notwithstanding the Closing and the payment of the purchase price, the representations and warranties of ABP and the Principal Shareholders shall continue in full force and effect for the benefit of Barrington for a period of three (3) years from the Closing Date.

4.4 ABP and the Principal Shareholders acknowledge and agree that Barrington has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement as a portion of the information Barrington is relying on in making the decision to enter into this Agreement.

                                   ARTICLE 5
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
               --------------------------------------------------

5.1 In order to induce Barrington to enter into and consummate the transactions contemplated herein, the Shareholders each jointly and severally represent and warrant to and covenant with Barrington as follows:

               (a) Each of the Shareholders own or will own at the Closing Date the ABP Shares set opposite his or her name in Schedule 1, as the legal and beneficial owners thereof, free and clear of all liens, claims, charges and encumbrances whatsoever. The Shareholders have due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title to and ownership of the ABP Shares to Barrington;

               (b) No person, firm or corporation has any agreement or option or any right capable of becoming an agreement for the purchase of the ABP Shares; and

               (c) This Agreement has been duly executed and delivered by the Shareholders and is a valid and binding obligation of the Shareholders enforceable in accordance with its terms.

                                    ARTICLE 6
                      COVENANTS OF ABP AND THE SHAREHOLDERS
                      -------------------------------------

ABP and the Shareholders covenant and agree with Barrington as follows:

6.1       Consents

ABP and the Shareholders will use best efforts to assist Barrington in obtaining all regulatory approvals and consents in form and terms satisfactory to counsel for Barrington as are necessary or required in order to allow the transactions contemplated hereby to proceed.

6.2       Hold Period for Securities

ABP and the Shareholders acknowledge that all securities issued by Barrington under this Agreement (the "Barrington Securities") will be subject to a hold period and may not be traded except in accordance with the securities laws of British Columbia and the rules and policies of any securities exchange on which the securities of Barrington (or its successor) may be listed for trading. Further, where a person receiving Barrington Securities is a non-resident of British Columbia, the issued securities may also be subject to additional hold periods pursuant to the securities laws in the shareholders jurisdiction of residence or incorporation. Barrington makes no representation as to the future price or value of such securities, or that any person will repurchase any such securities.

6.4       Opinion

ABP and the Shareholders will deliver to Barrington at the Time of Closing an opinion of ABP, addressed to Barrington, in form satisfactory to counsel for Barrington that:

          (a) ABP is duly organized and validly existing under the laws of England and is in good standing;

          (b) all necessary steps and corporate proceedings have been taken to permit the ABP Shares to be duly and validly transferred to and registered in the name of Barrington;

          (c) the number of authorized and issued shares in the capital of ABP are as warranted by ABP and the Principal Shareholders and all issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable; and

          (d) based on knowledge and belief the Directors of ABP know of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against ABP which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of ABP or which could result in any material liability to ABP.

6.5       Transfer of Shares

The Shareholders will, at the Time of Closing, take all necessary steps and proceedings as approved by the counsel for Barrington to permit the ABP Shares to be duly and regularly transferred to Barrington and registered in its name, free and clear of any liens, charges and encumbrances.

6.6       Resolutions

On the Closing Date, ABP and the Shareholders will deliver to Barrington:

          (a) certified copies of resolutions of the directors of each of ABP authorizing the transfer of the ABP Shares to and the registration thereof in the name of Barrington and authorizing the issue of new share certificates with respect thereto;

          (b) duly executed share certificates representing the ABP Shares in the name of Barrington;

          (c)  all corporate records of ABP and its corporate seals, if any; and

          (d) certified copies of resolutions of the directors of ABP authorizing the transactions contemplated herein.

6.8       Representations and Warranties

On the Closing Date, the representations and warranties of the Shareholders contained in this Agreement will be true and correct as if made on and as of the Closing Date.

6.9       Indemnity by the Shareholders

Without prejudicing any other remedy available to Barrington at law or in equity, the Shareholders shall indemnify and save harmless Barrington from and against all reasonably and properly incurred costs, losses, damages or expenses suffered or incurred by Barrington in any manner arising out of or relating to:

          (a) any representation or warranty of the Shareholders set forth in this Agreement being untrue or incorrect or the failure of the Shareholders to observe or perform any of its obligations pursuant hereto;

          (b) any misrepresentation in or omission from any certificate or other instrument furnished to Barrington by the Shareholders hereunder; and

          (c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

                                    ARTICLE 7
                 COVENANTS OF ABP AND THE PRINCIPAL SHAREHOLDERS
                 -----------------------------------------------

ABP and the Principal Shareholders covenant and agree with Barrington as follows:

7.1       Books and Records

During the period commencing on the date of execution of this Agreement and ending on the Closing Date, ABP will make available to the other party and its directors, officers, agents and professional advisors all corporate, legal and financial records in the possession or reasonable control of ABP or the Principal Shareholders, and will ensure that their respective directors, officers and professional advisors are reasonably available to assist the other party with any and all legitimate "due diligence" enquiries. Without limiting the foregoing, ABP shall make available to Barrington and its advisors all information relating to the patented and proprietary intellectual property of ABP, and all licenses and agreements, which have been entered into with respect thereto. All such information in written form and document will be returned to the party originally delivering them in the event that the transactions provided for in this letter of intent are not completed.

7.2       Interim Management - Positive Covenants

From the date of this Agreement to the Closing Date, the Principal Shareholders will cause ABP to carry on the Business in the ordinary and normal course, in a prudent, businesslike, and efficient manner and ABP will:

          (a) immediately notify Barrington of any state of facts which may reasonably result in a representation or warranty contained herein being untrue or incorrect in any material respect, or which may result in the nonfulfillment of any condition set forth herein;

          (b) provide Barrington, upon its request, with evidence as to the maintenance of all existing insurance coverage with respect to the Business and Premises in full force and effect until completion of the Closing; and

          (c) provide Barrington, upon its request, with evidence to its satisfaction that ABP is current in the payment of all salaries and other statutory taxes, charges, levies, fees, deductions and remittances pursuant applicable law.

7.3       Interim Management - Negative Covenants

From the date of this Agreement to the Closing Date the Principal Shareholders will not without the prior consent in writing of Barrington permit ABP to, other than in the ordinary course of the Business:

          (d) purchase or sell, consume or otherwise dispose of any of its assets in connection with the Business;

          (e) enter into any contract or assume or incur any liability relating to or in any way affecting the Business or the ABP Shares;

          (f) settle any accounts receivable of a material nature at less than face value net of the reserve for that account;

          (g)  waive or surrender any material right in connection with ABP;

          (h) make any capital expenditures or commitment therefore in connection with the Business.

7.4       Representations and Warranties

On the Closing Date, the representations and warranties of ABP and the Principal Shareholders contained in this Agreement will be true and correct as if made on and as of the Closing Date.

7.5       Indemnity by ABP and the Principal Shareholders

Without prejudicing any other remedy available to Barrington at law or in equity, ABP and the Principal Shareholders shall indemnify and save harmless Barrington from and against all reasonably and properly incurred costs, losses, damages or expenses suffered or incurred by Barrington in any manner arising out of or relating to:

          (a) any representation or warranty of ABP or of the Principal Shareholders set forth in this Agreement being untrue or incorrect or the failure of ABP or of the Principal Shareholders to observe or perform any of its obligations pursuant hereto;

          (b) any and all indebtedness or liability of ABP existing at the time of the Closing which was not disclosed in writing to Barrington by ABP;

          (c) any misrepresentation in or omission from any certificate or other instrument furnished to Barrington by ABP or by the Principal Shareholders hereunder; and

          (d) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.


                                    ARTICLE 8
                  REPRESENTATIONS AND WARRANTIES OF BARRINGTON
                  --------------------------------------------

In order to induce ABP and the Shareholders to enter into and consummate the transactions contemplated herein, Barrington represents and warrants to, and covenants with ABP and the Shareholders as follows:

8.1 Barrington is a company duly incorporated under the Canada Business Corporations Act and is validly subsisting and in good standing.

8.2 The performance of this Agreement will not be in violation of the Memorandum or By-Laws of Barrington or of any agreement to which Barrington is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by Barrington and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon the assets or capital of Barrington, or the violation of any law or regulation of Canada or any province or territory thereof, any municipal by-law or ordinance or any order or decree of any court or tribunal to which Barrington is subject which could materially affect Barrington's assets or capital.

8.3 Barrington has the corporate power to carry out the transactions contemplated herein and is duly qualified to carry on business in the Province of British Columbia.

8.4 There have been no material adverse changes in the corporate or financial affairs of Barrington since the date of its incorporation, and the business of the Company has been carried on in the normal course since that date.

8.5 Barrington is not experiencing nor is it aware of any occurrence or event that might reasonably be expected to have a materially adverse effect on its business or the results of its operations.

8.6 The present directors and officers of Barrington as disclosed are as follows:

          (a) George Moore, Director and President;

          (b)  Lorne Broten, Director, Secretary and CFO

          (c)  Charlie Payne, Director & President

8.7 As at the date hereof, Barrington has not guaranteed, or agreed to guarantee, any debt, liability or other obligation of any person, firm or corporation.

8.8 No officer, director, employee or shareholder of Barrington is indebted or under obligation to Barrington on any account whatsoever.

8.9       No dividends of Barrington have been made, declared or authorized.

8.10 Barrington does not have any contracts, agreements, pension plans, profit sharing plans, bonus plans, undertakings, or arrangements whether oral, written or implied with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, lawyers or others.


8.11 Barrington is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it.

8.12 All tax returns and reports of Barrington required to be filed prior to or concurrently with the date hereof have been filed and are substantially true, correct and accurate, and all taxes and other governmental charges have been paid or accrued in the books of Barrington and there will be no taxes or government charges in respect of the period ending on the Closing Date.

8.13 All material transactions of Barrington have been promptly and properly recorded or filed in or with its respective books and records, and the minute book of Barrington contains all records of the meetings and proceedings of shareholders and directors thereof.

8.14 Barrington has an authorized share capital of an unlimited number of common shares without par value of which 2,031,484 are issued and outstanding. Other than as disclosed in this section, no person, firm or corporation other than the parties hereto has any agreement or option or a right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares of Barrington. Barrington has a Private Placement Memorandum (PPM) in the United States and an Offering Memorandum in Canada for the purposes of raising

8.15 Barrington has reached an advanced stage in negotiations to vend the company into a public company on the CDNX [Canadian Stock Exchange] and has represented to ABP that such exchange for listed securities will take place not later than 31st of March 2003.


8.16 No person has or asserts any present, future or contingent rights of indemnification or subrogation by virtue of any transaction or happening occurring in relation to Barrington.

8.17 Barrington is not engaged or concerned in any litigation or arbitration proceedings either as plaintiff or defendant or otherwise and there is no basis for and there are no law suits pending or threatened against Barrington or any proceedings in respect of which Barrington is liable to indemnify any party concerned therein and that there are no claims already made which, if pursued, might result in proceedings of any kind against Barrington nor are there any circumstances likely to cause Barrington to be or become involved as a party to any litigation or arbitration.

8.18 No steps have been taken or resolutions passed or petitions presented or orders made for the winding up of Barrington nor for the appointment of an administrator, a controller, a receiver or receiver manager of any of the assets or undertaking of Barrington nor has Barrington had an administrator or controller appointed nor has Barrington gone into liquidation or receivership or called a meeting with a view to going into liquidation.

8.19 Barrington has not given any power of attorney to any person and is not under any obligation to give any power of attorney to any person.

8.20 Barrington is entitled to avail itself of the applicable prospectus exemptions available under applicable securities laws in respect of the issuance of all securities of Barrington contemplated in this Agreement.

8.21 The proposed issuance of the Barrington Shares contemplated herein has been duly authorized by Barrington and the Barrington Shares when and if they are issued shall be issued as fully paid and non-assessable shares.

8.22 This Agreement has been duly executed and delivered by Barrington and is a valid and binding obligation of Barrington enforceable in accordance with its terms.


                                    ARTICLE 9
                             COVENANTS OF Barrington
                             -----------------------

Barrington covenants and agrees with ABP and the Shareholders as follows:

9.1       Payment of Closing Debts

The parties acknowledge that it is their collective intention that after the Closing Date, Barrington and ABP will continue to exist and operate as independent corporations. Notwithstanding the foregoing, Barrington acknowledges that certain of the accounts payable by ABP are of unique importance and significance to the business of ABP, and accordingly Barrington covenants that, effective on and from the Closing Date, it will satisfy or cause to be satisfied those particular accounts set out in Schedule 5 hereto (the "Closing Debts"), in the manners and in accordance with the payment schedules set out in Schedule 5. NEED

9.2       Representations and Warranties

On the Closing Date, the representations and warranties of Barrington contained in this Agreement will be true and correct as if made on and as of the Closing Date.

9.3       Opinion

Barrington will deliver to ABP and the Shareholders at the Time of Closing an opinion of Barrington's counsel, addressed to ABP and the Shareholders, in form satisfactory to counsel for ABP and the Shareholders that:

          (a) Barrington is duly organized and validly existing under the laws of Canada and is in good standing;

          (b) all necessary steps and corporate proceedings have been taken to permit the Barrington Shares to be duly issued to the existing Shareholders and, issue Barrington shares to ABP shareholders.

          (c) the number of authorized and issued shares in the capital of Barrington are as warranted by Barrington and all issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable; and

          (d) based on knowledge and belief as informed by the Directors of Barrington, such solicitors know of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual, pending or threatened against Barrington which might materially affect any business, properties, assets, prospects or conditions, financial or otherwise, of Barrington or which could result in any material liability to Barrington.

9.4       Indemnity by Barrington

Barrington shall indemnify and save harmless the Shareholders and ABP from and against any and all costs, losses, damages or expenses suffered or incurred by the Shareholders and ABP in any manner arising out of or relating to:

          (a) any misrepresentation or non-fulfillment of any covenant on the part of Barrington under this Agreement; and

          (b) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

9.5       Books and Records

During the period commencing on the date of execution of this Agreement and ending on the Closing Date, ABP will make available to the other party and its directors, officers, agents and professional advisors all corporate, legal and financial records in the possession or reasonable control of ABP or the Principal Shareholders, and will ensure that their respective directors, officers and professional advisors are reasonably available to assist the other party with any and all legitimate "due diligence" enquiries. Without limiting the foregoing, ABP shall make available to Barrington and its advisors all information relating to the patented and proprietary intellectual property of ABP, and all licenses and agreements, which have been entered into with respect thereto. All such information in written form and document will be returned to the party originally delivering them in the event that the transactions provided for in this letter of intent are not completed.


                                   ARTICLE 10
                       CONDITIONS OF CLOSING OF BARRINGTON
                       -----------------------------------

10.1 The obligations of Barrington hereunder are subject to the following conditions for the exclusive benefit of Barrington being fulfilled in all material respects in the reasonable opinion of Barrington at the Time of Closing or waived by Barrington at or prior to the Time of
          Closing:

          (a) The representations and warranties of ABP, the Principal Shareholders and the Shareholders contained herein will be true and correct as of the date hereof and on and as of the Closing Date with the same force and effect as though such representations were made as of the Closing Date, save and except, as modified by the transactions contemplated by this Agreement;

          (b) Barrington and its advisors will have conducted and become satisfied with the results of their investigation and due diligence of ABP;

          (c) ABP, the Principal Shareholder and the Shareholders will have complied with all covenants and agreements herein agreed to be performed or caused to be performed by them respectively on or before the Closing Date;

          (d) at the Closing Date, Barrington will have received the appropriate resignations and resolutions such that the Board of Directors of ABP is composed of two directors consisting of one existing director and one nominee of Barrington, effective at the Closing Date and will remain in effect until such time that Barrington is a publicly listed entity. and

          (e) the title of ABP to its assets free and clear of liens, charges and encumbrances, the legality of the incorporation and organization of ABP, the due creation and issuance as fully paid and non-assessable of the ABP Shares, all corporate proceedings of ABP, its shareholders and directors, the right of ABP to carry out the Business and all other matters which in the opinion of counsel for Barrington are material in connection with the transactions of purchase and sale contemplated by this Agreement will be subject to the favourable opinion of such counsel and all relevant records and information will be supplied to such counsel for the purpose;

          (f) no material loss or destruction of or damage to any of the assets of ABP will have occurred between the date hereof and the Time of Closing; and

          (g) no action or proceeding in any jurisdiction at law or in equity will be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency:

               (i) to enjoin or prohibit the purchase and sale of the ABP Shares and other assets contemplated hereby or the right of Barrington to own the ABP Shares; and

               (ii) the right of ABP to conduct its operations and carry out the
                    Business in the normal course as the Business has been carried on in the past.

10.2 If any of the conditions in Article 10.1 are not so fulfilled or waived, Barrington may rescind this Agreement by notice in writing to ABP and the Shareholders. In such event, Barrington will be released from all obligations under this Agreement, and ABP and the Shareholders will also be released unless ABP and the Shareholders were reasonably capable of causing such condition or conditions to be fulfilled or ABP and the Shareholders have breached any of their representations, warranties, covenants or agreements herein. The foregoing conditions in Article 10.1 may be waived in whole or in part without prejudice to any right of rescission in the event of the non-fulfilment of any other condition or conditions on or before the Closing Date. A waiver will be binding only if it is in writing.


                                   ARTICLE 11
                CONDITIONS OF CLOSING OF ABP AND THE SHAREHOLDERS
                -------------------------------------------------

11.1 The obligations of ABP and the Shareholders hereunder are subject to the following conditions for the exclusive benefit of ABP and the Shareholders being fulfilled in all material respects in the reasonable opinion of ABP and the Shareholders at the Time of Closing or the time referenced therein or waived by ABP and the Shareholders at or prior to the Time of Closing:

          (a) ABP and the Shareholders will have conducted and become satisfied with the results of their investigation and due diligence of Barrington;

          (b) the representations and warranties of Barrington contained herein will be true and correct as of the date hereof and on and as of the Closing Date with the same force and effect as though such representations were made as of the Closing Date, save and except, as modified by the transactions contemplated by this Agreement.

11.2 If any of the conditions in Article 11.1 are not so fulfilled or waived or indemnified for, ABP and the Shareholders may rescind this Agreement by notice in writing to Barrington. In such event, ABP and the Shareholders will be released from all obligations under this Agreement, and Barrington will also be released unless Barrington was reasonably capable of causing such condition or conditions to be fulfilled or Barrington has breached any of its representations, warranties, covenants or agreements herein.

11.3 The foregoing conditions in Article 11.1 may be waived in whole or in part without prejudice to any right of rescission in the event of the non-fulfilment of any other condition or conditions on or before the Closing Date. A waiver will be binding only if it is in writing.


                                   ARTICLE 12
                              CLOSING ARRANGEMENTS
                              --------------------

12.1      Place

The closing will take place at the Time of Closing at the respective offices of ABP and Barrington.

12.2      Closing Deliveries of ABP and the Shareholders

At the Time of Closing, ABP and the Shareholders will deliver the following to
Barrington:

          (a) any consent, approval or notification required by any governmental authority or any party to any contract or agreement in connection with this Agreement;

          (b) certified copies of resolutions of the directors of ABP authorizing the transfer of the ABP Shares to and the registration thereof in the name of Barrington and authorizing the issue of new share certificates with respect thereto;

          (c) share certificates representing the ABP Shares issued in the names of the Shareholders, duly endorsed for transfer to Barrington;

          (d) duly executed share certificates representing the ABP Shares duly and regularly recorded in the name of Barrington;

          (e) certified copy of the register of members of ABP showing Barrington as the registered owner of the ABP Shares;

          (f) Statutory Declaration sworn by the Principal Shareholders and ABP certifying that the representations and warranties of the Principal Shareholders and ABP set forth in this Agreement are true and correct as of the Closing Date; [Please supply drafts for approval] NEED

          (g)

          (h) all such instruments of transfer, duly executed, which in the opinion of Barrington's solicitor acting reasonably, are necessary to effect and evidence the transfer of the ABP Shares to Barrington free and clear of all liens, charges and encumbrances whatsoever

12.3      Closing Deliveries of Barrington

At the Time of Closing, Barrington will deliver the following to ABP and the
Shareholders:

          (a) certified copies of resolutions of the directors of Barrington authorizing the transactions contemplated herein, and the issuance of the Barrington Shares, as the case may be, in the name of the Shareholders;


          (b) certified copies of resolutions of the directors of Barrington appointing one nominee of ABP to the board of directors of Barrington (subject to ABP presenting a nominee prior to the Closing Date, which nominee is eligible to act as a director of Barrington pursuant to Canadian law); and

          (c) duly executed share certificates representing the Barrington Shares registered in the names of the Shareholders or their nominees.

12.4      Closing Escrow

All documents shall be delivered in escrow and all matters of payment, execution, delivery of closing documents shall be deemed to be concurrent requirements and it is specifically agreed that nothing will be complete at the Closing until everything required to complete the Closing has been paid, executed, delivered or fully registered, as the case may be.

                                   ARTICLE 13
                               GENERAL PROVISIONS
                               ------------------

13.1      Reliance

ABP and the Shareholders acknowledge and agree that Barrington has entered into this Agreement relying on the representations, warranties, covenants and agreements and other terms and conditions of this Agreement and that no information which is now known, which may hereafter become known or which could upon investigation have become known to Barrington or any of their present or future officers, directors or professional advisors, will in any way limit or extinguish any rights Barrington may have against the Shareholders and ABP.

13.2      Survival of Representations

The representations, warranties, covenants and agreements of ABP, the Shareholders and Principal Shareholder contained in this Agreement and any document or certificate given pursuant hereto or thereto will survive the closing of the transaction contemplated herein and remain in full force and effect notwithstanding any waiver by Barrington unless such waiver was made after notice in writing by ABP, the Shareholders and the Principal Shareholder to Barrington setting forth the breach.

13.3      Severability

If any provisions of this Agreement are determined to be void, invalid or unenforceable in whole, or in part for any reason whatsoever, it will not be deemed to affect or impair the validity or enforceability of any other provisions herein, and such unenforceable provisions or part thereof will be treated as severable from the remainder of this Agreement.

13.4      Commissions and Legal Fees

Except as otherwise specifically set forth herein, each of the parties will bear the fees and disbursements of their respective lawyers, accountants and consultants engaged by them respectively in connection with this Agreement, including without limitation any finder's fees.

Any costs incurred by ABP in connection with the completion of the transactions contemplated by this Agreement in excess of (pound)5,000 in the aggregate, will be approved in writing by both ABP and Barrington, prior to their incursion.

13.5      Notices

Any notice, direction or other instrument required or permitted to be given hereunder will be in writing and may be given by mailing the same postage prepaid or delivering the same by facsimile or email as follows:

          To Barrington:                Suite 1260 - 1188 West Georgia Street,
                                        Vancouver, British Columbia, V6E 4A2



          To ABP:                       At Keats House, Barnes Croft,
                                        Hilderstone, STONE ST15 8XU

          To the Shareholders:          At the addresses indicated in Schedule 1

or to such other address as a party may specify by notice as aforesaid and will be deemed to have been received, if delivered, on the date of delivery if it is a business day and otherwise on the next succeeding business day and, if mailed, on the fifth business day following the posting thereof except if there is a postal dispute, in which case all communications will be delivered.

13.6      Confidentiality and Non-Disclosure

During the term of this Agreement, except with the prior written consent of the other parties, each of the parties and its respective employees, officers, directors, shareholders, agents, advisors and other representatives will hold all information received from any other party in strictest confidence, except such information and documents available to the public or as are required to be disclosed by applicable law.

No disclosure or announcement, public or otherwise, in respect of this Agreement or the transactions contemplated herein will be made by any party without the prior written agreement of the other parties as to timing, content and method, provided that the obligations herein will not prevent any party from making, with notice to the other parties, such disclosure as its counsel advises is required by applicable law.

In the event that this Agreement is terminated for whatever reason, all confidential information and documents supplied by a party and all copies of such information will be returned to the originating party.

13.7 No Substantial Changes in Business or Corporate Structure of ABP or Barrington

Until the earlier of the Closing Date or the termination of this Agreement, ABP, the Shareholders and Barrington will not, directly or indirectly, solicit, initiate, assist, facilitate, promote or encourage proposals or offers from, entertain or enter into discussions of negotiations with or provide information relating to their respective securities, business, operations, affairs or financial condition to any persons, entity or group in connection with a proposed acquisition or distribution of any securities of ABP or Barrington or any amalgamation, merger, consolidation, arrangement, restructuring, refinancing, sale of any material assets or part thereof ABP or Barrington, unless such action, matter or transaction is part of the transactions contemplated in this Agreement or is satisfactory to, and is approved in writing in advance by the other parties hereto or is necessary to carry on the normal course of business of ABP or Barrington. With the exception that Barrington may continue raising capital.

13.8      Time of Essence

Time will be the essence of this Agreement.

13.9      Further Assurances

Each of the parties will execute and deliver such further documents and instruments and do such acts and things as may, before or after the Closing Date, be reasonably required by another party to carry out the intent and meaning of this Agreement and to assure to Barrington the ABP Shares and the Shareholders the Barrington Shares.

13.10     Proper Law

This Agreement will be construed and enforced in accordance with, and the rights of the parties will be governed by the laws of British Columbia.

13.11     Benefit and Binding Nature of the Agreement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

13.12     Counterparts

This Agreement may be executed in any number of counterparts or by facsimile, each of which will together, for all purposes, constitute one and the same instrument, binding on the parties, and each of which will together be deemed to be an original, notwithstanding that all of the parties are not signatory to the same counterpart or facsimile.

13.13     Included Words

Words importing the singular include the plural and vice-versa, and words importing gender include all genders.

13.14     Entire Agreement

This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

13.15     Modifications and Approvals

No amendment, modification, supplement, termination or waiver of any provision of this Agreement will be effective unless in writing signed by the appropriate party and then only in the specific instance and for the specific purpose given.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto effective as of the date and year first above written.


Barrington Sciences International Corporation
Per:

         ----------------------------
         Authorized Signature



ABP Diagnostics Limited
Per:

         ----------------------------
         Authorized Signature